Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Akouos, Inc. (the “Company”) for the period ending December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

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	(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
	(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/
Date: March 29, 2021	By:	/s/ Emmanuel Simons
Emmanuel Simons, Ph.D., M.B.A.
President and Chief Executive Officer (Principal Executive Officer)

Date: March 29, 2021	By:	/s/ Sachiyo Minegishi
Sachiyo Minegishi, M.B.A.
Chief Financial Officer (Principal Financial and Accounting Officer)